EXHIBIT 10.1

STOCK AND WARRANT PURCHASE AGREEMENT

Inhibitex, Inc.
1165 Sanctuary Parkway, Suite 400
Alpharetta, GA 30004

Ladies & Gentlemen:

     The undersigned,                            (the “Investor”), hereby confirms its agreement with you as follows:

1. This Stock and Warrant Purchase Agreement is made as of November 4, 2004 between Inhibitex, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 6,777,363 shares (the “Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”), and warrants to purchase up to 2,033,209 shares (the “Warrant Shares”) of Common Stock at an exercise price per share of $8.81 (the “Warrants”) to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor                   Shares and a Warrant to purchase              Warrant Shares, for a purchase price of $            per Share, or an aggregate purchase price of $               , pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). This Stock and Warrant Purchase Agreement, together with the Terms of Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the “Agreement”. Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of a Warrant attached hereto as Exhibit B.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three months with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

.

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1).

AGREED AND ACCEPTED:
Inhibitex, Inc.	Investor:

By:	By:
Title:	Print Name:
Title:

Address:

Tax ID No.:
Contact name:
Telephone:
Name in which shares should be registered (if different):

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

     1. Authorization and Sale of the Shares and Warrants. Subject to these Terms and Conditions, the Company has authorized the sale of up to 6,777,363 Shares and Warrants to purchase up to 2,033,209 Warrant Shares. The Company reserves the right to increase or decrease this number.

     2. Agreement to Sell and Purchase the Shares and Warrants; Subscription Date.

          2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares each as set forth in Section 3 of the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

          2.2 The Company may enter into the same form of Stock and Warrant Purchase Agreement, including these Terms and Conditions, with certain other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them. The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Stock and Warrant Purchase Agreement to which these Terms and Conditions are attached and the Stock and Warrant Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.” The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share plus Warrant exercise price and concluding upon the date (the “Subscription Date”) on which the Company has notified Lazard Frères & Co. LLC, in its capacity as placement agent for this transaction, in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date.

          2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below) and the Warrant, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

     3. Delivery of the Shares and Warrants at Closing. It is expected that the completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur on or about November 9, 2004 (the “Closing Date”), at the offices of the Company’s counsel. At the Closing, the Company shall deliver to the Investor a Warrant representing the number of Warrant Shares and one or more stock certificates representing the number of Shares, in each case as is set forth in Section 3 of the Stock and Warrant Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Stock and Warrant Purchase Agreement, in the name of a nominee designated by the Investor.

     The Company’s obligation to issue the Shares and the Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and the Warrant being purchased hereunder as set forth in Section 3 of the Stock and Warrant Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors; and (c) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing.

     The Investor’s obligation to purchase the Shares and the Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) in all material respects and the fulfillment in all material respects of those undertaking of the Company in this Agreement to be fulfilled on or prior to the Closing Date and (b) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company’s counsel including as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares and Warrants.

     4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

          4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the State of Delaware. The Company has full power and authority to own or lease its properties and to conduct its business as presently conducted and as described in the final prospectus contained in Post-Effective Amendment No. 3 to its Registration Statement on Form S-1, filed with the Securities and Exchange Commission on June 3, 2004 and in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-Q (the “Disclosure Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the condition (financial or otherwise), earnings, business or business prospects, properties or operations of the Company (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. The Company has no subsidiaries (as defined in Rule 405 of the Securities Act).

          4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable. The Warrant being purchased by the Investor hereunder will, upon issuance and payment therefor and pursuant to the terms hereof and thereof, be duly authorized and validly issued.

          4.3 Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults that are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the material property or assets of the Company is subject, except for such liens, encumbrances, claims, security interests or restrictions upon any of the properties or assets of the Company or accelerations of indebtedness that are not reasonably likely to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body or any other person is required for the execution and delivery of the Agreements and the Warrants, and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

          4.4 Capitalization. The capitalization of the Company as of June 30, 2004 is as set forth in the most recent applicable Disclosure Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Disclosure Documents, or (ii) outstanding warrants, options or other securities disclosed in the Disclosure Documents and (iii) shares of Common Stock issued in connection with the exercise of the overallotment option in the Company’s initial public offering. The Shares and the Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrants, have been duly authorized, and when they are issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Disclosure Documents, and other than options issued to officers, directors and employees of the Company under its employee benefit plans, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrants Shares. Except as disclosed in the Disclosure Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The issuance and sale of the Shares will not result in a right of any current holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. Subject to the filing of the notification with the Nasdaq National Market, the issuance and sale of the Shares and Warrant Shares under this Agreement does not contravene the rules and regulations of the Nasdaq National Market, and, in furtherance of the foregoing sentence, no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Investor the maximum number of Shares and Warrant Shares contemplated by this Agreement.

          4.5 Legal Proceedings; Disagreements with Advisors. There is no material legal or governmental investigations, actions, suits or proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is not disclosed in the Disclosure Documents. There are no material disagreements presently existing, or reasonably anticipated by the Company to arise, between the accountants formerly or presently employed by the Company.

          4.6 No Violations. The Company is not (i) in violation of its charter, bylaws, or other organizational document; (ii) in violation of any federal, state or local law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect; or (iii) in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

          4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13, and 4.14, the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Disclosure Documents except where the failure to currently possess would not have a Material Adverse Effect.

          4.8 Intellectual Property. Except as specifically disclosed in the Disclosure Documents (i) the Company owns or possesses sufficient rights to use all patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names and know-how (including trade secrets and other unpatented and/or unpatentable property or confidential information, systems, processes or procedures) (collectively, “Intellectual Property”) described or referred to in the Disclosure Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted as described in the Disclosure Documents except where the failure to currently own or possess would not have a Material Adverse Effect, (ii) the Company is not infringing, and has not received any notice of, and has no knowledge of, any asserted infringement by the Company of any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (iii) the Company has not received any notice of, and has no knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect. Further, except as described in the Disclosure Documents or exhibits thereto, or as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, no third party, including any academic or governmental organization, possesses rights to the Intellectual Property which, if exercised, could enable such third party to develop products competitive with the business of the Company as currently being conducted.

          4.9 Financial Statements; Obligations to Related Parties. (a) The financial statements of the Company and the related notes contained in the Disclosure Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified consistent with the books and records of the Company except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected to be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the Securities and Exchange Commission (the “SEC”) on Form 10-Q under the Exchange Act and except as disclosed in the Disclosure Documents. The other financial information contained in the Disclosure Documents has been prepared on a basis consistent with the financial statements of the Company. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and published rules and regulations of the SEC with respect thereto.

          (b) Except as set forth in any Disclosure Documents, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of the Company; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and (iv) obligations listed in the Company’s financial statements.

          4.10 No Material Adverse Change. Except as disclosed in the Disclosure Documents, since June 30, 2004, there has not been (i) any material adverse change in the financial condition or earnings of the Company, (ii) any material adverse event affecting the Company, (iii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (v) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has a Material Adverse Effect.

          4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants, the anticipated use of the proceeds therefrom, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that neither it nor any person acting on its behalf has provided the Investors with any information that the Company believes constitutes material, non-public information. The Company understands and confirms that the Investors will rely on the foregoing representations in effecting transactions in the securities of the Company.

          4.12 NASDAQ Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating such registration or listing.

          4.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The following documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

(a) Quarterly Report on Form 10-Q for the quarter ended June 30, 2004; Forms 8-K filed on July 7, 2004 and August 4, 2004; and all registration statements and prospectuses (and any amendments thereto) filed pursuant to the Securities Act during the one-year period preceding the date of this Agreement (including the prospectus contained in Post-Effective Amendment No. 3 to Registration Statement No. 333-113243 on Form S-1;

(b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

          4.14 Listing. The Company shall use reasonable commercial efforts to comply with all requirements of the NASD and SEC with respect to the issuance of the Shares, the Warrant and the Warrant Shares, and the listing of the Shares and Warrant Shares on the Nasdaq National Market.

          4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

          4.16 Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and immediately after receipt of payment for the Shares and Warrants and the Warrant Shares will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

          4.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          4.18 Accountants. To the Company’s knowledge, Ernst & Young LLP, who the Company expects will consent to the inclusion (or incorporation by reference, as the case may be) of its report dated February 16, 2004 with respect to the financial statements to be included in the Registration Statement (as defined below) and the prospectus which forms a part thereof, are and, during the periods covered by their reports, were independent accountants as required by the Securities Act.

          4.19 Contracts. The contracts described in the Disclosure Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company’s knowledge, any other party to such contracts is in breach of or default, or received a notice of termination under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

          4.20 Taxes. The Company has filed (or has obtained an extension of time within which to file) all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due on such tax returns, except where the failure to so file or the failure to so pay would not have a Material Adverse Effect. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against it that would have a Material Adverse Effect.

          4.21 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof and assuming that Lazard Frères & Co. LLC has not offered or sold any of the Shares and the Warrants by any form of general solicitation or advertising, the offer and sale of Shares and the Warrants hereunder is and, upon exercise of the Warrants, assuming the accuracy of the representations included in Exhibit A to the Warrant, the issuance of the Warrant Shares will be exempt from registration under the Securities Act. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with this Offering and sale of the Shares and the Warrants other than the documents of which this Agreement is a part or the Disclosure Documents. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Neither the Company nor any person acting on behalf of the Company (other than Lazard Frères & Co. LLC) has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

          4.22 Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act) sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in the Exchange Act) for the Company and they have (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the periods in which the Company’s filings under the Exchange Act have been prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the Company’s filings under the Exchange Act their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such filings under the Exchange Act based on such evaluation; and (c) since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

          4.23 Transactions With Affiliates. There are no business relationships or related-party transactions involving the Company or any other person required to be described in the Disclosure Documents that have not been described as required.

          4.24 No Registration Rights. Upon the filing of the Registration Statement (as defined below), no person will have the right, which right has not been waived, to require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC or the issuance and sale of the Shares, Warrants or Warrant Shares.

          4.25 Company Acknowledgement of Investor Representation. The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 5 and 16(a) of this Agreement, or in the Investor Questionnaire.

     5. Representations, Warranties and Covenants of the Investor.

          5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant; (ii) the Investor is acquiring the Warrant to purchase the number of Warrant Shares and the number of Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Shares, Warrants or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares; (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, Warrant or Warrant Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date; (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Stock and Warrant Purchase Agreement relied only upon the Disclosure Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The

Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

          5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares, the Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

          5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the certificates evidencing the Shares and Warrant Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

          5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

          5.5 Between the time the Investor learned about the Offering and the public announcement of the Offering, the Investor has not engaged in any short sales or similar transactions with respect to the Common Stock, nor has the Investor, directly or indirectly, caused any person to engage in any short sales or similar transactions with respect to the Common Stock. Without limiting the foregoing, Investor will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws.

          5.6 The Investor understands that nothing in the Disclosure Documents, this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

     6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor, provided that the representations and warranties contained herein shall expire on the one-year anniversary of the Closing Date.

     7. Registration of the Shares; Compliance with the Securities Act.

          7.1 Registration Procedures and Other Matters. The Company shall:

               (a) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, prepare and file with the SEC, within 30 days after the Closing Date, a registration statement on Form S-1 (the “S-1 Registration Statement”) to enable the resale of the Shares and the Warrant Shares by the Investors from time to time in compliance with the Securities Act;

               (b) subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, use its best efforts to cause the S-1 Registration Statement to become effective within 105 days after the Closing Date such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such period any financial statements that are required to be filed prior to the effectiveness of such S-1 Registration Statement; and the Company shall use its best efforts, subject to receipt of necessary information from the Investors after prompt request from the Company to the Investors to provide such information, to prepare and file with the SEC, within 30 days after the Company first becomes eligible to file a registration statement on Form S-3 (or an amendment to the Registration Statement on Form S-3) (the “S-3 Registration Statement”) to enable the resale of the Shares and the Warrant Shares by the Investors from time to time in compliance with the Securities Act; and to use its best efforts to cause the S-3 Registration Statement to become effective as soon as practicable thereafter, such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC as promptly as practicable any financial statements that are required to be filed prior to the effectiveness of such S-3 Registration Statement (the term “Registration Statement” shall mean the S-1 or S-2 Registration Statement until the S-3 Registration Statement is declared effective by the SEC, after which time it shall mean the S-3 Registration Statement).

               (c) use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement in compliance with applicable laws, and the prospectus used in connection therewith (the “Prospectus”) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares purchased hereunder and the Warrant Shares purchased under the Warrant, the earlier of (i) the second anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrant Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares purchased by such Investor in this offering and Warrant Shares issuable pursuant to the Warrant have been sold pursuant to a registration statement;

               (d) furnish to the Investor with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares or Warrant Shares by the Investor;

               (e) file documents required of the Company for blue sky clearance in states specified in writing by the Investor and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (f) bear all expenses in connection with the procedures in paragraph (a) through (e), (h) and the last paragraph of this Section 7.1 and the registration of the Shares and Warrant Shares pursuant to the Registration Statement (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses and any other fees or expenses incurred by the Investor, including attorneys’ fees); and

               (g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

               (h) provide a “Plan of Distribution” section of the Registration Statement to the Investor for such Investor’s review and comment which, at a minimum, states that the selling stockholders may transfer the shares of common stock in various circumstances, including circumstances in which the transferees, pledgees or other successors in interest may be the selling beneficial owners for purposes of the Prospectus.

     Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares and the Warrant Shares. In no event at any time before the Registration Statement becomes effective with respect to the Shares and the Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

     The Company understands that the Investor disclaims being an underwriter, but the Investor being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

     Within five business days of the effectiveness date of the Registration Statement, the Company shall give notice to the Investor of such effectiveness and use its commercially reasonable efforts to cause its counsel to issue an appropriate opinion or opinions to the transfer agent substantially to the effect that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by an Investor and confirmation by such Investor that it has complied with the prospectus delivery requirements in the form attached hereto as Exhibit A, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn.

          7.2 Transfer of Shares and Warrant Shares After Registration; Suspension.

               (a) The Investor agrees that it will not effect any disposition of the Shares or the Warrant Shares or its right to purchase the Shares or the Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution. In connection with any transfer of Shares or Warrant Shares other than pursuant to an effective registration statement, to the Company or to an affiliate of the Investor (who is an accredited investor and executes a customary representation letter), the Company may require the transferor thereof to provide to the Company an opinion of counsel which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares or Warrant Shares under the Securities Act.

               (b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares and Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as they reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

               (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or the Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the good faith judgment of the Company’s Board of Directors based on the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares and Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor.

               (d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares or Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors based on the advice of its counsel, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

               (e) Provided that a Suspension is not then in effect, the Investor may sell Shares and Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses pursuant to the Securities Act.

               (f) In the event of a sale of Shares or Warrant Shares by the Investor pursuant to the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares and Warrant Shares may be properly transferred.

          7.3 Indemnification. For the purpose of this Section 7.3:

          (i) the term “Selling Stockholder” means the Investor and any affiliate of such Investor;

          (ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

          (iii) the term “untrue statement” for purposes of Section 7.3(d) hereof shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder. The Company shall reimburse each Selling Stockholder for the amounts provided for herein on demand as such expenses are incurred as reasonably documented by the Selling Stockholder.

               (b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant

Shares, (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or (iii) any breach of the representations and warranties of the Investor contained in Section 5 of this Agreement; provided that Investor’s obligation to indemnify the Company shall be limited to the net amount received by the Investor from the sale of the Shares and Warrant Shares.

               (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Stockholders under such registration statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Stockholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Stockholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares and Warrant Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

               (e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

          7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Investor, the Company will furnish to the Investor:

               (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

               (b) upon the reasonable request of the Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

               (c) upon the reasonable request of the Investor, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Chief Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

          7.6 Legend; Restrictions on Transfer. (a) The certificate or certificates for the Shares, Warrants and Warrant Shares (and any securities issued in respect of or exchange for the Shares or Warrant Shares) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE “GEORGIA CODE”), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR EXEMPTION THEREFROM.

               (b) Such certificates shall not contain any legend (i) following any sale of such Shares and Warrant Shares pursuant to an effective Registration Statement or Rule 144, or (ii) if such Shares and Warrant Shares are eligible for sale under Rule 144(k). Following such time as a legend is no longer required for certain Shares or Warrant Shares, the Company will, no later than five (5) trading days following the delivery by a Investor to the Company or the Company’s transfer agent of a legended certificate representing such securities, deliver or cause to be delivered to such Investor a certificate representing such securities that is free from all restrictive and other legends.

          7.7 Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 30 days after the Closing Date (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to 105 days after the Closing Date (such an event, an “Effectiveness Default”); (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor prior to June 30, 2005 for more than 60 days in the aggregate; or (d) if the Registration Statement ceases to be effective and available to Investor after June 30, 2005 for any continuous period that exceeds 30 days or for one or more periods that exceed in the aggregate 60 days in any 12-month period (such an event, a “Suspension Default” and together with a Filing Default and an Effectiveness Default, a “Registration Default”). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30-day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement; provided that in no event shall the aggregate amount of cash to be paid as Liquidated Damages pursuant to this Section 7.7 exceed 10% of the aggregate purchase price paid by Investor. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 31st day after the Closing Date, and each 30th day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 106th day after the Closing Date, and each 30th day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 61st day (in the aggregate) of any Suspensions prior to June 30, 2005 or (y) after June 30, 2005, the 31st consecutive day of any Suspension or the 61st day (in the aggregate) of any Suspensions in any 12-month period, and, in the case of clauses (x) and (y), each 30th day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

     8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Inhibitex, Inc.
1165 Sanctuary Parkway, Suite 400
Alpharetta, GA 30004
Attn: Russell H. Plumb
Phone: (678) 746-1136
Fax: (678) 746-1299

(b)	with a copy to:

Swidler Berlin Shereff Friedman, LLP
405 Lexington Avenue
New York, NY 10174
Attn: David S. Rosenthal
Phone: (212) 973-0111
Fax: (212) 891-9598

(c)	if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

     9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

     10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

     14. Entire Agreement. This Agreement and the Warrants constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants and the resale registration of the Shares and Warrant Shares.

     15. Rule 144. For three years from the Closing Date, the Company covenants that it will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder or Warrant Shares purchased under the Warrants made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     16. Confidential Information.

          (a) The Investor represents to the Company that, at all times during the Company’s offering of the Shares and the Warrants, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including without limitation, the existence of the transactions contemplated therein, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company at least fifteen (15) days prior written notice (or such shorter period as required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

          (b) The Company shall on the Closing Date, or on the following business day of the Closing Date, issue a press release disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom). The Company shall not publicly disclose the name of Investor, or include the name of Investor in any filing with the SEC or any regulatory agency or the Nasdaq National Market (other than the filing of the Agreements with the SEC pursuant to the Exchange Act or the filing of the Registration Statement in accordance with the provisions of Section 7 of this Agreement), without the prior written consent of Investor, except to the extent such disclosure is required by law or Nasdaq regulations.

     17. No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     18. Expenses. The parties shall pay their own legal and other expenses in connection with the preparation, negotiation and execution of the Agreements and the consummation of the transactions contemplated herein.

Investors

Orion Biomedical Fund, LP
Orion Biomedical Offshore Fund, LP
LB I Group Inc.
Franklin Biotechnology Discovery Fund
Anders Hove
Domain Public Equity Partners, LP
Caxton Equity Growth LLC
Caxton Equity Growth (BVI) Limited
Caxton International Limited
Baker Bros. Investments, L.P.
Baker Bros. Investments II, L.P.
Baker/Tisch Investments, L.P.
Baker Biotech Fund I, L.P.
Baker Biotech Fund II, L.P.
Baker Biotech Fund II (Z), L.P.
Baker Biotech Fund III, L.P.
Baker Biotech Fund III (Z), L.P.
Red Abbey Venture Partners, LP
Red Abbey CEO Fund, LP
Red Abbey Venture Partners (QP), LP
SR Capital Partners L.P.
SR Capital Offshore LTD
Atlas Equity I, Ltd.
T. Rowe Price Small-Cap Value Fund, Inc.
Prospect Venture Partners II, L.P.
Prospect Associates II, L.P.
UBS O’Connor LLC F/B/O UBS O’Connor PIPES Corporate Strategies Ltd.
Abingworth Bioventures IV LP
Abingworth Bioventures IV Executives LP
J. Connor Seabrook
Alliance Technology Ventures III, L.P.
ATV III Affiliates Fund L.P.
Claudia Lynn Henos
Essex Woodlands Health Ventures V, LP
New Enterprise Associates 10, L.P.
New Enterprise Associates 11, L.P.
William Blair Capital Partners VI, LP

INHIBITEX, INC.

INVESTOR QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Inhibitex, Inc. 1165 Sanctuary Parkway, Suite 400 Alpharetta, GA 30004

     This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.001 per share, of Inhibitex, Inc. (“Common Stock”) and warrants to purchase shares of Common Stock (collectively, the “Securities”). The Securities are being offered and sold by Inhibitex, Inc. (the “Corporation”) without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

     This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A. BACKGROUND INFORMATION

Name:
Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number: ( )
Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: ( )
If an individual:
Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:
Type of entity:
State of formation:		Date of formation:
Social Security or Taxpayer Identification No.
Send all correspondence to (check one): ____ Residence Address ____ Business Address

     Current ownership of securities of the Corporation:
               shares of common stock, par value $0.001 per share (the “Common Stock”)
               options to purchase                shares of Common Stock

B.	STATUS AS ACCREDITED INVESTOR

     The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of the Securities the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

             (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

             (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

             (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities offered, with total assets in excess of $5,000,000;

             (4) a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of such person’s purchase of the Securities exceeds $1,000,000;

             (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

             (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

             (7) an entity in which all of the equity owners are accredited investors (as defined above).

C.	REPRESENTATIONS

     The undersigned hereby represents and warrants to the Corporation as follows:

1.	Any purchase of the Securities would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

[1] As used in this Questionnaire, the term “net worth” means the excess of total assets over total liabilities. In computing net worth for the purpose of subsection (4), the principal residence of the investor must be valued at cost, including cost of improvements, or at recently appraised value by an institutional lender making a secured loan, net of encumbrances. In determining income, the investor should add to the investor’s adjusted gross income any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depiction, contributions to an IRA or KEOGH retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

2.	The information contained herein is complete and accurate and may be relied upon by the Corporation, and the undersigned will notify the Corporation immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Securities by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

4.	The undersigned acknowledges that there may occasionally be times when the Corporation determines that it must suspend the use of the Prospectus forming a part of the Registration Statement (as such terms are defined in the Stock and Warrant Purchase Agreement to which this Questionnaire is attached), as set forth in Section 7.2(c) of the Stock and Warrant Purchase Agreement. The undersigned is aware that, in such event, the Securities will not be subject to ready liquidation, and that any Securities purchased by the undersigned would have to be held during such suspension. The overall commitment of the undersigned to investments which are not readily marketable is not excessive in view of the undersigned’s net worth and financial circumstances, and any purchase of the Securities will not cause such commitment to become excessive. The undersigned is able to bear the economic risk of an investment in the Securities.

5.	The undersigned is aware of its obligations under applicable federal and state securities laws with respect to use and disclosure of non-public information regarding the Company.

6.	The undersigned has carefully considered the potential risks relating to the Corporation and a purchase of the Securities, and fully understands that the Securities are speculative investments which involve a high degree of risk of loss of the undersigned’s entire investment. Among others, the undersigned has carefully considered each of the risks identified in the Disclosure Documents.

7.	The undersigned understands that the Securities that it is acquiring are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

8.	It us understood that the certificates evidencing the Securities shall bear a legend, reading substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), SECTION 10-5-9(13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE “GEORGIA CODE”), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR EXEMPTION THEREFROM.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this    day of November, 2004, and declares under oath that it is truthful and correct.

Print Name

By:

Signature
Title:

(required for any purchaser that is a corporation,
partnership, trust or other entity)

[Company Letterhead]

                                      ,200__

     Re: Inhibitex, Inc.; Registration Statement on Form S-1

Dear Selling Shareholder:

     Enclosed please find five (5) copies of a prospectus dated             ,    (the “Prospectus”) for your use in reselling your shares of common stock, $0.001 par value (the “Shares”), of Inhibitex, Inc. (the “Company”), under the Company’s Registration Statement on Form S-1 (Registration No. 333-             ) (the “Registration Statement”), which has been declared effective by the Securities and Exchange Commission. As a selling shareholder under the Registration Statement, you have an obligation to deliver a copy of the Prospectus to each purchaser of your Shares, either directly or through the broker-dealer who executes the sale of your Shares.

     The Company is obligated to notify you in the event that it suspends trading under the Registration Statement in accordance with the terms of the Stock and Warrant Purchase Agreement between the Company and you. During the period that the Registration Statement remains effective and trading thereunder has not been suspended, you will be permitted to sell your Shares that are included in the Prospectus under the Registration Statement. Upon a sale of any Shares under the Registration Statement, you or your broker will be required to deliver to the Transfer Agent, American Stock Transfer & Trust Company (1) your restricted stock certificate(s) representing the Shares, (2) instructions for transfer of the Shares sold, and (3) a representation letter from your broker, or from you if you are selling in a privately negotiated transaction, or from such other appropriate party, in the form of Exhibit A attached hereto (the “Representation Letter”). The Representation Letter confirms that the Shares have been sold pursuant to the Registration Statement and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale was made in accordance with all applicable securities laws, including the prospectus delivery requirements.

     Please note that you are under no obligation to sell your Shares during the registration period. However, if you do decide to sell, you must comply with the requirements described in this letter or otherwise applicable to such sale. Your failure to do so may result in liability under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Please remember that all sales of your Shares must be carried out in the manner set forth under the caption “Plan of Distribution” in the Prospectus if you sell under the Registration Statement. The Company may require an opinion of counsel reasonably satisfactory to the Company if you choose another method of sale. You should consult with your own legal advisor(s) on an ongoing basis to ensure your compliance with the relevant securities laws and regulations.

     In order to maintain the accuracy of the Prospectus, you must notify the undersigned upon the sale, gift, or other transfer of any Shares by you, including the number of Shares being transferred, and in the event of any other change in the information regarding you which is contained in the Prospectus. For example, you must notify the undersigned if you enter into any arrangement with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker-dealer. Depending on the circumstances, such transactions may require the filing of a supplement to the prospectus in order to update the information set forth under the caption “Plan of Distribution” in the Prospectus.

     Should you need any additional copies of the Prospectus, or if you have any questions concerning the foregoing, please write to me at Inhibitex, Inc., 1165 Sanctuary Parkway, Suite 400, Alpharetta, GA 30004. Thank you.

Sincerely,

Chief Financial Officer

Exhibit A

CERTIFICATE OF SUBSEQUENT SALE

American Stock Transfer & Trust Company

RE:	Sale of Shares of Common Stock of Inhibitex, Inc. (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

     The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):
Record Holder (e.g., if held in name of nominee):
Restricted Stock Certificate No. (s):
Number of Shares Sold:
Date of Sale:

     In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc:	Inhibitex, Inc.
1165 Sanctuary Parkway, Suite 400
Alpharetta, GA 30004
Attn: Chief Financial Officer

EXHIBIT B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), SECTION 10-5-9 (13) OF THE OFFICIAL CODE OF GEORGIA ANNOTATED (THE “GEORGIA CODE”) AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM UNDER THE 1933 ACT, THE GEORGIA CODE AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE OF THE PROPOSED SALE OR TRANSFER WITH THE REGISTRATION REQUIREMENTS OF THE 1933 ACT OR AN EXEMPTION THEREFROM.

INHIBITEX, INC.
WARRANT TO PURCHASE SHARES
OF COMMON STOCK

Date of Issuance: November , 2004	Certificate No.

     THIS CERTIFIES THAT, for value received,         and its assigns are entitled to subscribe for and purchase          shares of duly authorized, validly issued, fully paid and nonassessable Common Stock, par value $.001 per share, (as adjusted pursuant to Section 4 hereof, the “Warrant Shares”) of INHIBITEX, INC., a Delaware corporation (the “Company”), at the price of $8.81 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the “Warrant Price”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein the term “Date of Grant” shall mean November    , 2004. The term “Warrant” as used herein shall be deemed to include any warrants issued upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise. This Warrant has been issued pursuant to a Stock and Warrant Purchase Agreement, dated as of November    , 2004, between the Company and the registered holder of this Warrant (the “Purchase Agreement”), and is subject to the terms and conditions set forth therein. Capitalized Terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement.

     1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the date which is One Hundred Eighty (180) days from the Date of Grant through November    , 2009.

     2. Method of Exercise; Payment; Issuance of New Warrant. Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased, or (b) exercise of the “net issuance” right provided for in Section 10.2 hereof. The person or persons in whose name(s) any certificate(s) representing the Warrant Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as practicable and, if requested by the holder of this Warrant, the Company shall cause its transfer agent to deliver the certificate representing Warrant Shares issued upon exercise of this Warrant to a broker or other person (as directed by the holder exercising this Warrant, but subject to the payment by the holder of any applicable transfer taxes) within the time period required to settle any trade made by the holder after exercise of this Warrant.

     3. Stock Fully Paid; Reservation of Warrant Shares. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     4. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          (a) Reclassification or Merger. In case of any reclassification or change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), the Company, or such surviving corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (which, if not in substantially the form of this Warrant, shall be in form and substance reasonably satisfactory to the holder of this Warrant), or the Company shall make appropriate provision without the issuance of a new Warrant, so that the holder of this Warrant shall have the right to receive upon exercise of this Warrant, at a total purchase price not to exceed that payable upon the exercise of the then unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock purchasable under this Warrant immediately preceding the consummation of such reclassification or merger. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph (a) shall similarly apply to successive reclassifications, changes and mergers.

          (b) Subdivision or Combination of Warrant Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Warrant Shares issuable hereunder shall be proportionately increased in the case of a subdivision and the Warrant Price shall be proportionately increased and the number of Warrant Shares issuable hereunder shall be proportionately decreased in the case of a combination.

          (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the record date fixed for the determination of the shareholders of the Company entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

          (d) Adjustment of Number of Warrant Shares. Upon each adjustment in the Warrant Price pursuant to Section 4(c) above, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

     5. Notice of Adjustments. Whenever the Warrant Price or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof) by first class mail, postage prepaid to the holder of this Warrant at such holder’s last known address.

     6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company’s Board of Directors.

     7. Compliance with Securities Act. This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the form as set forth in the Purchase Agreement. Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated.

     8. Rights as Shareholders; Information. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or (except as provided in Section 10.1) to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

     9. Registration Rights. The Company has granted registration rights to the holder of this Warrant for the resale of the Common Stock of the Company obtained upon exercise hereof, pursuant to the Purchase Agreement.

     10. Additional Rights.

10.1 Notice of Corporate Action. In the event the Company proposes to: (i) pay, distribute, or take a record of the holders of its Common Stock for the purpose of determining the holders thereof who are entitled to receive, any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of capital stock or any other securities or property, or (ii) consummate any capital reorganization, reclassification, recapitalization, consolidation, merger, transfer of all or substantially all of the Company’s assets, dissolution, liquidation or winding-up, or any similar transaction, then, at least 10 days prior to the earlier of any applicable record date or such event, as the case may be, the Company shall mail to the holder of this Warrant a notice specifying: (a) the date or expected date on which any such payment or distribution is to be made or record is to be taken and the amount and character of any such dividend, distribution or right; (b) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation, winding-up or similar transaction is to take effect and any record date therefor; (c) the time as of which any holders of record of shares of Common Stock and/or any other class of securities shall be entitled to exchange their shares of Common Stock and/or other securities for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation, winding-up or similar transaction and a description in reasonable detail of such transaction; and (d) in each case, the expected effect on the Warrant Price of each such transaction or event. The Company shall update any such notice to reflect any change in the foregoing information.

     10.2 Right to Convert Warrant into Stock: Net Issuance.

          (a) Right to Convert. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the “Conversion Right”) into shares of Common Stock as provided in this Section 10.2 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Common Stock as is determined according to the following formula:

X =	B - A
Y

Where: X =	the number of shares of Common Stock to be issued to the holder upon such exercise

Y =	the fair market value of one share of Common Stock

A =
the aggregate Warrant Price of the specified number of Converted Warrant Shares immediately prior to the exercise of the Conversion Right (i.e., the number of Converted Warrant Shares multiplied by the Warrant Price)

B =	the aggregate fair market value of the specified number of Converted Warrant Shares (i.e., the number of Converted Warrant Shares multiplied by the fair market value of one Converted Warrant Share)

No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

          (b) Method of Exercise. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a written statement (which may be in the form of Exhibit A) specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.2(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”). Certificates for the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new Warrant evidencing the balance of the Warrant Shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date.

          (c) Determination of Fair Market Value. For purposes of this Section 10.2, “fair market value” of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

               (i) If traded on a securities exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange or market over the five trading days immediately prior to the Determination Date;

               (ii) If traded on the Nasdaq Stock Market (other than the Nasdaq National Market or Nasdaq SmallCap Market) or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date; and

               (iii) If there is no public market for the Common Stock, then fair market value shall be determined by (A) mutual agreement of the holders of a majority-in-interest of the warrants issued pursuant to the Purchase Agreement who are then seeking to exercise their Conversion Rights (the “Converting Holders”) and the Company or (B) if no such mutual agreement can be reached within 15 days, then the higher of (x) the book value of a share of the Common Stock as determined by a firm of independent public accountants selected (within 10 days after the failure of the Company and the Converting Holders to reach mutual agreement) by the Board of Directors of the Company with the consent of the holders of the majority-in-interest of the warrants issued pursuant to the Purchase Agreement that are beneficially owned by Converting Holders, which consent shall not be unreasonably withheld or delayed, as at the last day of any month ending within 60 days preceding the date as of which the determination is to be made (such determination of the independent public accountant to be completed within 30 days after such independent public accountant is chosen by the Company and the Converting Holders) or (y) the fair value thereof determined in good faith by an independent appraiser (chosen within 10 days after the failure of the Company and the Converting Holders to reach mutual agreement by the Board of Directors of the Company with the consent of the Converting Holder exercising the Conversion Right with respect to the greatest number of shares, which consent shall not be unreasonably withheld or delayed) as of a date which is within 15 days of the date as of which the determination is to be made (such determination of the independent appraiser to be completed within 30 days after such independent appraiser is chosen by the Company and the Converting Holders). The fees and expenses of any such independent public accountant or independent appraiser shall be borne one half by the Converting Holders (among the Converting Holders, pro rata according to the number of shares for which Conversion Rights are being exercised) and one half by the Company.

If closing prices or closing bid prices are no longer reported by a securities exchange or other trading system, the closing price or closing bid price shall be that which is reported by such securities exchange or other trading system at 4:00 p.m. New York City time on the applicable trading day.

10.3 Exercise Prior to Expiration. To the extent this Warrant is not previously exercised as to all of the Warrant Shares subject hereto, and if the fair market value of one share of the Common Stock is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of Common Stock upon such expiration shall be determined pursuant to Section 10.2(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.3, the Company agrees to promptly notify the holder hereof of the number of Warrant Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

      11. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and (i) Investors holding Warrants representing at least a majority of the number of Warrant Shares then issuable upon exercise of the Warrants sold in the Offering (as such terms are defined in the Purchase Agreement), provided that such modification, amendment or waiver is made with respect to all Warrants issued in the Offering and does not adversely affect the holder of this Warrant without adversely affecting all Investors in a similar manner; or (ii) the holder of this Warrant.

      12. Notices. Any notice, request, communication or other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant with a copy to the Chief Financial Officer at the same address and with another copy to Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, NY 10174; tel. (212) 891-9262, fax (212) 891-9598; Attn: David S. Rosenthal, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

      13. Transfers. Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the holder with respect to any or all of the Warrant Shares. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, for transfer of this Warrant as an entirety by the holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the Warrant Shares purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the holder hereof, and shall issue to such holder a new warrant covering the number of Warrant Shares in respect of which this Warrant shall not have been transferred.

      14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger or consolidation and all of the obligations of the Company relating to the Warrant Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

      15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

      16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

      17. Governing Law. This Warrant shall be governed by and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

      18. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

      19. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      20. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

      21. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by its duly authorized officer and to be dated as of the Date of Grant set forth on the first page to this Warrant.

INHIBITEX, INC.

By:

Name:
Title:
Address:

[Signature page to Warrant]

EXHIBIT A

NOTICE OF EXERCISE

To: INHIBITEX, INC. (the “Company”)

1.		The undersigned hereby:

	☐	elects to purchase shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

	☐	*elects to exercise its net issuance rights pursuant to Section 10.2 of the attached Warrant with respect to shares of Common Stock.

2.		Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

(Name)

(Address)

3.		The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

(Signature)

(Date)

A-1